EXHIBIT 99.2

American Express Company						(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q4'20	Q3'20	Q2'20	Q1'20	Q4'19	YOY % change	YTD'20	YTD'19	YOY % change
Non-interest revenues
Discount revenue	$5,549	$4,999	$4,015	$5,838	$6,829	(19)	$20,401	$26,167	(22)
Net card fees	1,222	1,191	1,141	1,110	1,077	13	4,664	4,042	15
Other fees and commissions	516	478	449	720	832	(38)	2,163	3,297	(34)
Other	167	209	186	312	343	(51)	874	1,430	(39)
Total non-interest revenues	7,454	6,877	5,791	7,980	9,081	(18)	28,102	34,936	(20)
Interest income
Interest on loans	2,236	2,266	2,368	2,909	2,934	(24)	9,779	11,308	(14)
Interest and dividends on investment securities	29	33	27	38	50	(42)	127	188	(32)
Deposits with banks and other	22	25	31	99	101	(78)	177	588	(70)
Total interest income	2,287	2,324	2,426	3,046	3,085	(26)	10,083	12,084	(17)
Interest expense
Deposits	155	202	260	326	353	(56)	943	1,559	(40)
Long-term debt and other	235	248	282	390	448	(48)	1,155	1,905	(39)
Total interest expense	390	450	542	716	801	(51)	2,098	3,464	(39)
Net interest income	1,897	1,874	1,884	2,330	2,284	(17)	7,985	8,620	(7)
Total revenues net of interest expense	9,351	8,751	7,675	10,310	11,365	(18)	36,087	43,556	(17)
Provisions for credit losses
Card Member receivables	(54)	117	355	597	248	#	1,015	963	5
Card Member loans	37	571	969	1,876	730	(95)	3,453	2,462	40
Other	(94)	(23)	231	148	46	#	262	148	77
Total provisions for credit losses	(111)	665	1,555	2,621	1,024	#	4,730	3,573	32
Total revenues net of interest expense after provisions for credit losses	9,462	8,086	6,120	7,689	10,341	(9)	31,357	39,983	(22)

Expenses
Marketing and business development	1,858	1,822	1,362	1,705	1,953	(5)	6,747	7,125	(5)
Card Member rewards	2,296	2,004	1,349	2,392	2,722	(16)	8,041	10,439	(23)
Card Member services	307	259	208	456	552	(44)	1,230	2,223	(45)
Salaries and employee benefits	1,566	1,408	1,349	1,395	1,623	(4)	5,718	5,911	(3)
Professional services	523	421	406	439	594	(12)	1,789	2,091	(14)
Occupancy and equipment	644	577	564	549	599	8	2,334	2,168	8
Other, net	410	231	260	301	312	31	1,202	1,597	(25)
Total expenses	7,604	6,722	5,498	7,237	8,355	(9)	27,061	31,554	(14)
Pretax income	1,858	1,364	622	452	1,986	(6)	4,296	8,429	(49)
Income tax provision	420	291	365	85	293	43	1,161	1,670	(30)
Net income	$1,438	$1,073	$257	$367	$1,693	(15)	$3,135	$6,759	(54)
Net income attributable to common shareholders (A)	$1,415	$1,050	$238	$333	$1,661	(15)	$3,036	$6,631	(54)
Effective tax rate	22.6%	21.3%	58.7%	18.8%	14.8%		27.0%	19.8%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$1.76	$1.31	$0.29	$0.41	$2.04	(14)	$3.77	$8.00	(53)
Average common shares outstanding	805	804	804	807	814	(1)	805	828	(3)
Diluted
Net income attributable to common shareholders	$1.76	$1.30	$0.29	$0.41	$2.03	(13)	$3.77	$7.99	(53)
Average common shares outstanding	806	805	805	808	816	(1)	806	830	(3)
Cash dividends declared per common share	$0.43	$0.43	$0.43	$0.43	$0.43	—	$1.72	$1.64	5
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q4'20	Q3'20	Q2'20	Q1'20	Q4'19	YOY % change
Assets
Cash & cash equivalents (B)	$33	$36	$42	$39	$24	38
Card Member receivables, less reserves	43	40	37	44	57	(25)
Card Member loans, less reserves	68	64	64	72	85	(20)
Investment securities	22	22	20	5	8	#
Other (C)	25	25	26	26	24	4
Total assets	$191	$187	$189	$186	$198	(4)

Liabilities and Shareholders' Equity
Customer deposits	$87	$85	$85	$78	$73	19
Short-term borrowings	2	2	2	3	6	(67)
Long-term debt	43	45	49	53	58	(26)
Other (C)	36	33	32	31	38	(5)
Total liabilities	$168	$165	$168	$165	$175	(4)

Shareholders' Equity	23	22	21	21	23	—
Total liabilities and shareholders' equity	$191	$187	$189	$186	$198	(4)

Return on average equity (D)	14.2%	15.3%	18.1%	24.4%	29.6%
Return on average common equity (D)	14.9%	15.9%	18.9%	25.6%	31.2%
Book value per common share (dollars)	$26.58	$25.19	$24.19	$24.13	$26.51	—

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Consolidated Capital

	Q4'20	Q3'20	Q2'20	Q1'20	Q4'19
Shares Outstanding (in millions)
Beginning of period	805	805	805	810	821
Repurchase of common shares		—	—	(7)	(11)
Net impact of employee benefit plans and others	—	—	—	2.0	—
End of period	805	805	805	805	810

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	13.5%	13.9%	13.6%	11.9%	10.7%
Tier 1	14.7%	15.1%	14.8%	13.0%	11.6%
Total	16.2%	16.7%	16.5%	14.6%	13.2%

Common Equity Tier 1	$18.7	$18.3	$17.6	$17.3	$18.1
Tier 1 Capital	$20.3	$19.9	$19.2	$19.0	$19.6
Tier 2 Capital	$2.1	$2.2	$2.1	$2.3	$2.6
Total Capital	$22.4	$22.1	$21.3	$21.3	$22.2
RWA	$138.3	$131.9	$129.3	$146.2	$168.5
Tier 1 Leverage	11.0%	10.8%	10.4%	10.0%	10.2%
Average Total Assets to calculate the Tier 1 Leverage Ratio (E)	$185.1	$185.3	$184.3	$190.1	$192.3

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q4'20	Q3'20	Q2'20	Q1'20	Q4'19	YOY % change	YTD'20	YTD'19	YOY % change
Billed business (F)
U.S.	$190.1	$170.9	$141.9	$190.2	$216.8	(12)	$693.1	$827.7	(16)
Outside the U.S.	87.4	77.8	63.2	89.1	108.4	(19)	317.5	413.1	(23)
Total	$277.5	$248.7	$205.1	$279.3	$325.2	(15)	$1,010.6	$1,240.8	(19)
Proprietary	$239.7	$213.6	$174.8	$242.6	$281.6	(15)	$870.7	$1,070.5	(19)
Global Network Services (GNS)	37.8	35.1	30.3	36.7	43.6	(13)	139.9	170.3	(18)
Total	$277.5	$248.7	$205.1	$279.3	$325.2	(15)	$1,010.6	$1,240.8	(19)
Cards-in-force (millions) (G)
U.S.	53.8	53.6	54.4	54.9	54.7	(2)	53.8	54.7	(2)
Outside the U.S.	58.2	57.9	58.5	58.7	59.7	(3)	58.2	59.7	(3)
Total	112.0	111.5	112.9	113.6	114.4	(2)	112.0	114.4	(2)
Proprietary	68.9	68.8	69.3	70.4	70.3	(2)	68.9	70.3	(2)
GNS	43.1	42.7	43.6	43.2	44.1	(2)	43.1	44.1	(2)
Total	112.0	111.5	112.9	113.6	114.4	(2)	112.0	114.4	(2)
Basic cards-in-force (millions) (G)
U.S.	42.2	42.0	42.7	43.1	43.0	(2)	42.2	43.0	(2)
Outside the U.S.	49.1	48.8	49.1	49.2	50.0	(2)	49.1	50.0	(2)
Total	91.3	90.8	91.8	92.3	93.0	(2)	91.3	93.0	(2)
Average proprietary basic Card Member spending (dollars)
U.S.	$4,983	$4,486	$3,697	$4,922	$5,630	(11)	$18,085	$21,515	(16)
Outside the U.S.	$3,505	$2,989	$2,272	$3,505	$4,325	(19)	$12,264	$16,351	(25)
Average	$4,549	$4,041	$3,270	$4,497	$5,237	(13)	$16,352	$19,972	(18)
Card Member loans
U.S.	$64.2	$61.4	$62.0	$69.0	$76.0	(16)	$64.2	$76.0	(16)
Outside the U.S.	9.2	8.2	8.1	8.7	11.4	(19)	9.2	11.4	(19)
Total	$73.4	$69.6	$70.1	$77.7	$87.4	(16)	$73.4	$87.4	(16)

Average discount rate (H)	2.25%	2.27%	2.23%	2.34%	2.36%		2.28%	2.37%
Average fee per card (dollars) (I)	$71	$69	$65	$63	$61	16	$67	$58	16

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q4'20	Q3'20	Q2'20	Q1'20	Q4'19	YOY % change	YTD'20	YTD'19	YOY % change
Worldwide Card Member loans
U.S.	$64.2	$61.4	$62.0	$69.0	$76.0	(16)	$64.2	$76.0	(16)
Outside the U.S.	$9.2	$8.2	$8.1	$8.7	$11.4	(19)	$9.2	$11.4	(19)
Total loans	$73.4	$69.6	$70.1	$77.7	$87.4	(16)	$73.4	$87.4	(16)
Credit loss reserves (millions)
Beginning balance (J)	$5,688	$5,628	$5,236	$4,027	$2,232	#	$4,027	$2,134	89
Provisions - principal, interest and fees	37	571	969	1,876	730	(95)	3,453	2,462	40
Net write-offs - principal less recoveries	(346)	(432)	(499)	(518)	(493)	(30)	(1,795)	(1,860)	(3)
Net write-offs - interest and fees less recoveries	(74)	(91)	(103)	(107)	(98)	(24)	(375)	(375)	—
Other (K)	39	12	25	(42)	12	#	34	22	55
Ending balance	$5,344	$5,688	$5,628	$5,236	$2,383	#	$5,344	$2,383	#
% of loans	7.3%	8.2%	8.0%	6.7%	2.7%		7.3%	2.7%
% of past due	727%	679%	493%	406%	177%		727%	177%
Average loans	$71.2	$69.9	$72.1	$83.4	$85.2	(16)	$74.6	$82.8	(10)
Net write-off rate (principal only) (L)	1.9%	2.5%	2.8%	2.5%	2.3%		2.4%	2.2%
Net write-off rate (principal, interest and fees) (L)	2.4%	3.0%	3.3%	3.0%	2.8%		2.9%	2.7%
30+ days past due as a % of total (M)	1.0%	1.2%	1.6%	1.7%	1.5%		1.0%	1.5%

Net interest income divided by average Card Member loans (N)	10.7%	10.7%	10.5%	11.2%	10.7%		10.7%	10.4%
Net interest yield on average Card Member loans (N)	11.4%	11.6%	11.6%	11.9%	11.3%		11.5%	11.1%

Worldwide Card Member receivables
U.S.	$30.5	$29.2	$26.9	$32.6	$39.0	(22)	$30.5	$39.0	(22)
Outside the U.S.	$13.2	$11.6	$10.7	$12.1	$18.4	(28)	$13.2	$18.4	(28)
Total receivables	$43.7	$40.8	$37.6	$44.7	$57.4	(24)	$43.7	$57.4	(24)
Credit loss reserves (millions)
Beginning balance (J)	$422	$519	$459	$126	$615	(31)	$126	$573	(78)
Provisions - principal and fees	(54)	117	355	597	248	#	1,015	963	5
Net write-offs - principal and fees less recoveries	(105)	(219)	(299)	(258)	(243)	(57)	(881)	(900)	(2)
Other (K)	4	5	4	(6)	(1)	#	7	(17)	#
Ending balance	$267	$422	$519	$459	$619	(57)	$267	$619	(57)
% of receivables	0.6%	1.0%	1.4%	1.0%	1.1%		0.6%	1.1%
Net write-off rate (principal and fees) (L)	1.0%	2.2%	3.1%	1.9%	1.7%		2.0%	1.6%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal and fees) (L)(O)	1.1%	2.2%	2.8%	2.3%	2.1%		2.1%	2.0%
Net write-off rate, excluding GCP (principal only) (L)(O)	1.0%	2.0%	2.5%	2.1%	1.9%		1.9%	1.8%
30+ days past due as a % of total, excluding GCP (O)	0.60%	0.90%	1.70%	1.90%	1.40%		0.60%	1.40%

Other loans (C)
Total other loans	$2.9	$3.5	$4.6	$5.2	$4.8	(40)	$2.9	$4.8	(40)
Credit loss reserves (millions)
Beginning balance	$370	$423	$241	$172	$140	#	$172	$124	39
Provisions	(101)	(26)	206	98	36	#	177	126	40
Net write-offs	(31)	(27)	(24)	(29)	(24)	29	(111)	(98)	13
Ending balance	$238	$370	$423	$241	$152	57	$238	$152	57
% of other loans	8.2%	10.6%	9.2%	4.6%	3.2%		8.2%	3.2%

Other receivables (C)
Total other receivables	$3.0	$2.6	$2.8	$2.9	$3.1	(3)	$3.0	$3.1	(3)
Credit loss reserves (millions)
Beginning balance	$85	$94	$71	$27	$22	#	$27	$25	8
Provisions	7	3	25	50	10	(30)	85	22	#
Net write-offs	(7)	(12)	(2)	(6)	(5)	40	(27)	(20)	35
Ending balance	$85	$85	$94	$71	$27	#	$85	$27	#
% of other receivables	2.8%	3.3%	3.4%	2.4%	0.9%		2.8%	0.9%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	Global Consumer Services Group (GCSG)	Global Commercial Services (GCS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q4'20
Non-interest revenues (P)	$3,835	$2,523	$1,219	$(123)	$7,454
Interest income	1,901	334	4	48	2,287
Interest expense (Q)	209	126	(20)	75	390
Total revenues net of interest expense	5,527	2,731	1,243	(150)	9,351
Total provisions for credit losses	40	(164)	13	—	(111)
Total revenues net of interest expense after provisions for credit losses	5,487	2,895	1,230	(150)	9,462
Marketing, business development, and Card Member rewards and services	2,739	1,338	390	(6)	4,461
Salaries and employee benefits and other operating expenses (P)	1,297	890	557	399	3,143
Pretax income (loss)	1,451	667	283	(543)	1,858
Income tax provision (benefit)	333	129	75	(117)	420
Net income (loss)	1,118	538	208	(426)	1,438
Q4'19
Non-interest revenues (P)	$4,371	$3,187	$1,505	$18	$9,081
Interest income	2,442	493	6	144	3,085
Interest expense (Q)	412	247	(62)	204	801
Total revenues net of interest expense	6,401	3,433	1,573	(42)	11,365
Total provisions for credit losses	780	236	9	(1)	1,024
Total revenues net of interest expense after provisions for credit losses	5,621	3,197	1,564	(41)	10,341
Marketing, business development, and Card Member rewards and services	3,145	1,641	417	24	5,227
Salaries and employee benefits and other operating expenses (P)	1,318	919	581	310	3,128
Pretax income (loss)	1,158	637	566	(375)	1,986
Income tax provision (benefit)	177	87	92	(63)	293
Net income (loss)	981	550	474	(312)	1,693
YOY % change
Non-interest revenues	(12)	(21)	(19)	#	(18)
Interest income	(22)	(32)	(33)	(67)	(26)
Interest expense	(49)	(49)	(68)	(63)	(51)
Total revenues net of interest expense	(14)	(20)	(21)	#	(18)
Total provisions for credit losses	(95)	#	44	#	#
Total revenues net of interest expense after provisions for credit losses	(2)	(9)	(21)	#	(9)
Marketing, business development, and Card Member rewards and services	(13)	(18)	(6)	#	(15)
Salaries and employee benefits and other operating expenses	(2)	(3)	(4)	29	—
Pretax income (loss)	25	5	(50)	45	(6)
Income tax provision (benefit)	88	48	(18)	86	43
Net income (loss)	14	(2)	(56)	37	(15)

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Billed Business Growth Trend

	YOY % change
	Reported					FX-Adjusted (R)					Reported	FX-Adjusted (R)
	Q4'20	Q3'20	Q2'20	Q1'20	Q4'19	Q4'20	Q3'20	Q2'20	Q1'20	Q4'19	YTD'20	YTD'20
Worldwide
Proprietary consumer	(12)%	(17)%	(35)%	(3)%	8%	(13)%	(18)%	(34)%	(2)%	8%	(17)%	(17)%
Proprietary commercial	(18)	(23)	(36)	(6)	5	(19)	(23)	(36)	(5)	5	(21)	(21)
Proprietary	(15)	(20)	(35)	(4)	7	(16)	(20)	(35)	(3)	7	(19)	(19)
GNS	(13)	(17)	(28)	(13)	(2)	(15)	(16)	(25)	(10)	(1)	(18)	(17)
Total	(15)	(19)	(34)	(6)	5	(16)	(20)	(33)	(4)	6	(19)	(18)
T&E-related volume (11% of Q4'20 Worldwide Total) (S)	(65)	(69)	(87)	(21)	6	(65)	(69)	(87)	(19)	(T)	(61)	(60)
Non-T&E-related volume (89% of Q4'20 Worldwide Total) (S)	4	1	(13)	3	6	4	1	(12)	4	(T)	(1)	(1)
Airline-related volume (1% of Q4'20 Worldwide Total) (S)	(85)	(92)	#	(32)	1	(85)	(92)	#	(30)	1	(76)	(76)

U.S.
Proprietary consumer	(11)	(16)	(32)	(1)	7	n/a	n/a	n/a	n/a	n/a	(15)	n/a
Proprietary commercial	(15)	(19)	(33)	(4)	4	n/a	n/a	n/a	n/a	n/a	(18)	n/a
Proprietary	(12)	(17)	(32)	(3)	6	n/a	n/a	n/a	n/a	n/a	(16)	n/a
Total	(12)	(17)	(32)	(3)	6	n/a	n/a	n/a	n/a	n/a	(16)	n/a
T&E-related volume (11% of Q4'20 U.S. Total) (S)	(61)	(66)	(84)	(17)	6	n/a	n/a	n/a	n/a	n/a	(57)	n/a
Non-T&E-related volume (89% of Q4'20 U.S. Total) (S)	4	2	(12)	3	5	n/a	n/a	n/a	n/a	n/a	(1)	n/a
Airline-related volume (1% of Q4'20 U.S. Total) (S)	(82)	(90)	#	(29)	4	n/a	n/a	n/a	n/a	n/a	(75)	n/a

Outside the U.S.
Proprietary consumer	(17)	(21)	(41)	(6)	11	(20)	(23)	(39)	(2)	11	(21)	(21)
Proprietary commercial	(31)	(37)	(49)	(12)	7	(33)	(37)	(46)	(7)	8	(32)	(31)
Proprietary	(22)	(27)	(44)	(8)	10	(25)	(29)	(42)	(4)	10	(26)	(25)
Total	(19)	(24)	(38)	(11)	4	(22)	(24)	(36)	(7)	5	(23)	(22)
Japan, Asia Pacific & Australia billed business	(10)	(15)	(27)	(10)	4	(15)	(17)	(25)	(6)	5	(16)	(16)
Latin America & Canada billed business	(29)	(37)	(49)	(12)	5	(25)	(31)	(42)	(5)	7	(32)	(26)
Europe, Middle East & Africa billed business	(28)	(30)	(50)	(13)	4	(31)	(32)	(49)	(10)	4	(30)	(31)

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

Global Consumer Services Group	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'20	Q3'20	Q2'20	Q1'20	Q4'19	YOY % change	YTD'20	YTD'19	YOY % change
Non-interest revenues (P)	$3,835	$3,517	$2,932	$3,894	$4,371	(12)	$14,178	$16,702	(15)
Interest income	1,901	1,916	1,971	2,411	2,442	(22)	8,199	9,413	(13)
Interest expense (Q)	209	242	272	328	412	(49)	1,051	1,730	(39)
Net interest income	1,692	1,674	1,699	2,083	2,030	(17)	7,148	7,683	(7)
Total revenues net of interest expense	5,527	5,191	4,631	5,977	6,401	(14)	21,326	24,385	(13)
Total provisions for credit losses	40	412	886	1,810	780	(95)	3,148	2,635	19
Total revenues net of interest expense after provisions for credit losses	5,487	4,779	3,745	4,167	5,621	(2)	18,178	21,750	(16)
Expenses
Marketing, business development, and Card Member rewards and services	2,739	2,504	1,723	2,702	3,145	(13)	9,668	12,043	(20)
Salaries and employee benefits and other operating expenses (P)	1,297	1,177	1,195	1,234	1,318	(2)	4,903	4,967	(1)
Total expenses	4,036	3,681	2,918	3,936	4,463	(10)	14,571	17,010	(14)
Pretax segment income	1,451	1,098	827	231	1,158	25	3,607	4,740	(24)
Income tax provision	333	243	300	30	177	88	906	933	(3)
Segment income	$1,118	$855	$527	$201	$981	14	$2,701	$3,807	(29)
Effective tax rate	22.9%	22.1%	36.3%	13.0%	15.3%		25.1%	19.7%

(Billions, except percentages and where indicated)
Proprietary billed business (F)
U.S.	$94.8	$83.9	$68.1	$90.9	$105.9	(10)	$337.6	$398.8	(15)
Outside the U.S.	$34.7	$30.2	$22.5	$33.7	$41.8	(17)	$121.1	$154.0	(21)
Total	$129.5	$114.1	$90.6	$124.6	$147.7	(12)	$458.7	$552.8	(17)
Proprietary cards-in-force (millions) (G)
U.S.	37.7	37.5	37.5	38.0	37.9	(1)	37.7	37.9	(1)
Outside the U.S.	16.7	16.8	17.2	17.6	17.5	(5)	16.7	17.5	(5)
Total	54.4	54.3	54.7	55.6	55.4	(2)	54.4	55.4	(2)
Proprietary basic cards-in-force (millions) (G)
U.S.	26.6	26.5	26.6	27.0	26.9	(1)	26.6	26.9	(1)
Outside the U.S.	11.6	11.7	11.9	12.1	12.1	(4)	11.6	12.1	(4)
Total	38.2	38.2	38.5	39.1	39.0	(2)	38.2	39.0	(2)
Average proprietary basic Card Member spending (dollars)
U.S	$3,567	$3,162	$2,548	$3,366	$3,945	(10)	$12,641	$14,801	(15)
Outside the U.S.	$2,984	$2,555	$1,871	$2,777	$3,457	(14)	$10,175	$12,884	(21)
Average	$3,390	$2,975	$2,338	$3,183	$3,794	(11)	$11,881	$14,212	(16)

Segment assets	$86.7	$81.3	$80.4	$87.3	$106.3	(18)	$86.7	$106.3	(18)

Card Member loans
Total loans
U.S.	$51.4	$49.8	$50.3	$55.6	$62.4	(18)	$51.4	$62.4	(18)
Outside the U.S.	$8.7	$7.7	$7.6	$8.2	$10.9	(20)	$8.7	$10.9	(20)
Total	$60.1	$57.5	$57.9	$63.8	$73.3	(18)	$60.1	$73.3	(18)

Average loans
U.S.	$50.3	$50.0	$51.7	$59.3	$60.6	(17)	$53.0	$59.4	(11)
Outside the U.S.	$8.3	$7.8	$7.6	$10.0	$10.5	(21)	$8.6	$10.0	(14)
Total	$58.6	$57.8	$59.3	$69.3	$71.1	(18)	$61.6	$69.4	(11)

Lending Credit Metrics
U.S.
Net write-off rate (principal only) (L)	1.9%	2.4%	2.8%	2.6%	2.4%		2.4%	2.3%
Net write-off rate (principal, interest and fees) (L)	2.3%	2.9%	3.3%	3.1%	2.9%		2.9%	2.8%
30+ days past due as a % of total (M)	1.0%	1.1%	1.5%	1.7%	1.6%		1.0%	1.6%
Outside the U.S.
Net write-off rate (principal only) (L)	2.5%	3.3%	3.7%	2.9%	2.5%		3.0%	2.4%
Net write-off rate (principal, interest and fees) (L)	3.1%	4.1%	4.6%	3.5%	3.0%		3.7%	2.9%
30+ days past due as a % of total (M)	1.7%	1.8%	2.3%	2.1%	1.8%		1.7%	1.8%
Total
Net write-off rate (principal only) (L)	2.0%	2.5%	2.9%	2.6%	2.4%		2.5%	2.3%
Net write-off rate (principal, interest and fees) (L)	2.4%	3.1%	3.5%	3.2%	2.9%		3.0%	2.8%
30+ days past due as a % of total (M)	1.1%	1.2%	1.6%	1.7%	1.6%		1.1%	1.6%

Net interest income divided by average Card Member loans (N)	11.5%	11.6%	11.5%	12.0%	11.4%		11.6%	11.1%
Net interest yield on average Card Member loans (N)
U.S.	12.0%	12.0%	11.7%	12.1%	11.6%		11.9%	11.3%
Outside the U.S.	11.1%	11.9%	13.3%	11.9%	11.3%		11.9%	10.9%
Total	11.9%	12.0%	11.9%	12.1%	11.5%		11.9%	11.3%

Card Member receivables
U.S.	$11.9	$10.3	$9.5	$10.5	$14.2	(16)	$11.9	$14.2	(16)
Outside the U.S.	$6.8	$5.8	$5.5	$5.3	$8.6	(21)	$6.8	$8.6	(21)
Total receivables	$18.7	$16.1	$15.0	$15.8	$22.8	(18)	$18.7	$22.8	(18)

Charge Credit Metrics
U.S.
Net write-off rate (principal only) (L)	0.4%	1.0%	2.1%	1.7%	1.7%		1.3%	1.4%
Net write-off rate (principal and fees) (L)	0.5%	1.1%	2.3%	1.9%	1.8%		1.4%	1.6%
30+ days past due as a % of total (M)	0.4%	0.6%	1.2%	1.5%	1.2%		0.4%	1.2%
Outside the U.S.
Net write-off rate (principal only) (L)	1.3%	2.8%	3.5%	2.6%	2.2%		2.5%	2.2%
Net write-off rate (principal and fees) (L)	1.5%	3.1%	3.7%	2.8%	2.4%		2.7%	2.4%
30+ days past due as a % of total (M)	1.0%	1.2%	1.6%	2.2%	1.3%		1.0%	1.3%
Total
Net write-off rate (principal only) (L)	0.7%	1.7%	2.6%	2.0%	1.9%		1.7%	1.7%
Net write-off rate (principal and fees) (L)	0.8%	1.8%	2.8%	2.2%	2.0%		1.9%	1.9%
30+ days past due as a % of total (M)	0.6%	0.8%	1.3%	1.7%	1.2%		0.6%	1.2%

See Appendix IV for footnote references.

Global Commercial Services								(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'20	Q3'20	Q2'20	Q1'20	Q4'19	YOY % change	YTD'20	YTD'19	YOY % change
Non-interest revenues (P)	$2,523	$2,327	$2,014	$2,788	$3,187	(21)	$9,652	$12,242	(21)
Interest income	334	351	402	499	493	(32)	1,586	1,900	(17)
Interest expense (Q)	126	139	154	200	247	(49)	619	1,034	(40)
Net interest income	208	212	248	299	246	(15)	967	866	12
Total revenues net of interest expense	2,731	2,539	2,262	3,087	3,433	(20)	10,619	13,108	(19)
Total provisions for credit losses	(164)	250	645	762	236	#	1,493	918	63
Total revenues net of interest expense after provisions for credit losses	2,895	2,289	1,617	2,325	3,197	(9)	9,126	12,190	(25)
Expenses
Marketing, business development, and Card Member rewards and services	1,338	1,221	924	1,508	1,641	(18)	4,991	6,237	(20)
Salaries and employee benefits and other operating expenses (P)	890	796	715	798	919	(3)	3,199	3,261	(2)
Total expenses	2,228	2,017	1,639	2,306	2,560	(13)	8,190	9,498	(14)
Pretax segment income (loss)	667	272	(22)	19	637	5	936	2,692	(65)
Income tax provision (benefit)	129	52	38	(19)	87	48	200	501	(60)
Segment income (loss)	$538	$220	$(60)	$38	$550	(2)	$736	$2,191	(66)
Effective tax rate	19.3%	19.1%	(172.7)%	(100.0)%	13.7%		21.4%	18.6%

(Billions, except percentages and where indicated)
Proprietary billed business (F)	$109.1	$98.5	$82.8	$116.1	$133.0	(18)	$406.5	$513.3	(21)
Proprietary cards-in-force (millions) (G)	14.5	14.5	14.6	14.8	14.9	(3)	14.5	14.9	(3)
Average Card Member spending (dollars)	$7,515	$6,776	$5,645	$7,836	$8,956	(16)	$27,769	$34,905	(20)

Segment assets	$42.1	$39.9	$38.3	$46.7	$52.8	(20)	$42.1	$52.8	(20)

Card Member loans
Total loans	$13.3	$12.1	$12.2	$13.9	$14.1	(6)	$13.3	$14.1	(6)
Total loans - Global Small Business Services (GSBS)	$13.2	$12.0	$12.1	$13.8	$14.1	(6)	$13.2	$14.1	(6)
30+ days past due as a % of total - GSBS (M)	0.7%	1.1%	1.6%	1.4%	1.3%		0.7%	1.3%
Average loans - GSBS	$12.5	$12.1	$12.8	$14.1	$14.0	(11)	$12.9	$13.3	(3)
Net write-off rate (principal only) - GSBS (L)	1.9%	2.2%	2.3%	1.9%	2.0%		2.1%	1.9%
Net write-off rate (principal, interest and fees) - GSBS (L)	2.2%	2.5%	2.6%	2.2%	2.3%		2.4%	2.2%

Net interest income divided by average Card Member loans (N)	6.6%	7.0%	7.8%	8.4%	7.0%		7.4%	6.5%
Net interest yield on average Card Member loans (N)	9.0%	9.5%	10.0%	10.8%	10.4%		9.8%	10.6%

Card Member receivables
Total receivables	$25.0	$24.7	$22.6	$28.9	$34.6	(28)	$25.0	$34.6	(28)
Net write-off rate (principal and fees) (L)	1.1%	2.5%	3.3%	1.8%	1.5%		2.1%	1.4%
Total receivables - GCP (O)	$10.9	$10.4	$9.4	$13.2	$17.2	(37)	$10.9	$17.2	(37)
90+ days past billing as a % of total - GCP (M)(O)	0.6%	0.6%	2.5%	1.1%	0.8%		0.6%	0.8%
Net write-off rate (principal and fees) - GCP (L)(O)	0.7%	2.4%	4.0%	1.0%	0.8%		1.9%	0.8%
Total receivables - GSBS	$14.1	$14.3	$13.2	$15.7	$17.4	(19)	$14.1	$17.4	(19)
30+ days past due as a % of total - GSBS (M)	0.7%	1.0%	2.1%	2.0%	1.7%		0.7%	1.7%
Net write-off rate (principal only) - GSBS (L)	1.3%	2.3%	2.5%	2.2%	2.0%		2.1%	1.9%
Net write-off rate (principal and fees) - GSBS (L)	1.4%	2.5%	2.8%	2.5%	2.2%		2.3%	2.1%

# - Denotes a variance of 100 percent or more.
See Appendix IV for footnote references.

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'20	Q3'20	Q2'20	Q1'20	Q4'19	YOY % change	YTD'20	YTD'19	YOY % change
Non-interest revenues (P)	$1,219	$1,111	$919	$1,346	$1,505	(19)	$4,595	$5,903	(22)
Interest income	4	4	4	6	6	(33)	18	28	(36)
Interest expense (Q)	(20)	(18)	(6)	(36)	(62)	(68)	(80)	(303)	(74)
Net interest income	24	22	10	42	68	(65)	98	331	(70)
Total revenues net of interest expense	1,243	1,133	929	1,388	1,573	(21)	4,693	6,234	(25)
Total provisions for credit losses	13	2	25	48	9	44	88	20	#
Total revenues net of interest expense after provisions for credit losses	1,230	1,131	904	1,340	1,564	(21)	4,605	6,214	(26)
Expenses
Marketing, business development, and Card Member rewards and services	390	340	249	324	417	(6)	1,303	1,422	(8)
Salaries and employee benefits and other operating expenses (P)	557	440	452	465	581	(4)	1,914	2,010	(5)
Total expenses	947	780	701	789	998	(5)	3,217	3,432	(6)
Pretax segment income	283	351	203	551	566	(50)	1,388	2,782	(50)
Income tax provision	75	88	137	134	92	(18)	434	650	(33)
Segment income	$208	$263	$66	$417	$474	(56)	$954	$2,132	(55)
Effective tax rate	26.5%	25.1%	67.5%	24.3%	16.3%		31.3%	23.4%

(Billions)
Segment assets	$14.3	$12.3	$11.6	$10.2	$17.5	(18)	$14.3	$17.5	(18)

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019
ROE
Net income	$3,135	$3,390	$4,072	$5,576	$6,759
Average shareholders' equity	$22,002	$22,172	$22,504	$22,818	$22,812
Return on average equity (D)	14.2%	15.3%	18.1%	24.4%	29.6%

Reconciliation of ROCE
Net income	$3,135	$3,390	$4,072	$5,576	$6,759
Preferred shares dividends and related accretion	79	85	90	92	81
Earnings allocated to participating share awards and other	20	23	27	38	47
Net income attributable to common shareholders	$3,036	$3,282	$3,955	$5,446	$6,631

Average shareholders' equity	$22,002	$22,172	$22,504	$22,818	$22,812
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$20,418	$20,588	$20,920	$21,234	$21,228
Return on average common equity (D)	14.9%	15.9%	18.9%	25.6%	31.2%

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q4'20	Q3'20	Q2'20	Q1'20	Q4'19	YTD'20	YTD'19
Consolidated
Net interest income	$1,897	$1,874	$1,884	$2,330	$2,284	$7,985	$8,620
Exclude:
Interest expense not attributable to our Card Member loan portfolio (Q)(U)	254	296	350	395	421	1,295	1,833
Interest income not attributable to our Card Member loan portfolio (V)	(111)	(137)	(156)	(264)	(271)	(668)	(1,227)
Adjusted net interest income (W)	$2,040	$2,033	$2,078	$2,461	$2,434	$8,612	$9,226
Average Card Member loans (billions)	$71.2	$69.9	$72.1	$83.4	$85.2	$74.6	$82.8
Net interest income divided by average Card Member loans (X)	10.7%	10.7%	10.5%	11.2%	10.7%	10.7%	10.4%
Net interest yield on average Card Member loans (Q)(Y)	11.4%	11.6%	11.6%	11.9%	11.3%	11.5%	11.1%

Global Consumer Services Group
U.S.
Net interest income (Q)	$1,490	$1,470	$1,462	$1,800	$1,750	$6,222	$6,660
Exclude:
Interest expense not attributable to our Card Member loan portfolio (Q)(U)	64	81	97	46	73	288	276
Interest income not attributable to our Card Member loan portfolio (V)	(33)	(42)	(54)	(60)	(58)	(189)	(220)
Adjusted net interest income (W)	$1,521	$1,509	$1,505	$1,786	$1,765	$6,321	$6,716
Average Card Member loans (billions)	$50.3	$50.0	$51.7	$59.3	$60.6	$53.0	$59.4
Net interest income divided by average Card Member loans (Q)(X)	11.8%	11.8%	11.3%	12.1%	11.6%	11.7%	11.2%
Net interest yield on average Card Member loans (Q)(Y)	12.0%	12.0%	11.7%	12.1%	11.6%	11.9%	11.3%

Outside the U.S.
Net interest income (Q)	$202	$203	$237	$283	$280	$926	$1,024
Exclude:
Interest expense not attributable to our Card Member loan portfolio (Q)(U)	33	34	18	16	22	101	85
Interest income not attributable to our Card Member loan portfolio (V)	(2)	(2)	(2)	(4)	(4)	(11)	(15)
Adjusted net interest income (W)	$233	$235	$253	$295	$298	$1,016	$1,094
Average Card Member loans (billions)	$8.3	$7.8	$7.6	$10.0	$10.5	$8.6	$10.0
Net interest income divided by average Card Member loans (Q)(X)	9.7%	10.4%	12.5%	11.3%	10.7%	10.8%	10.2%
Net interest yield on average Card Member loans (Q)(Y)	11.1%	11.9%	13.3%	11.9%	11.3%	11.9%	10.9%

Total
Net interest income (Q)	$1,692	$1,674	$1,699	$2,083	$2,030	$7,148	$7,683
Exclude:
Interest expense not attributable to our Card Member loan portfolio (Q)(U)	97	115	115	62	95	389	361
Interest income not attributable to our Card Member loan portfolio (V)	(35)	(45)	(56)	(64)	(62)	(200)	(234)
Adjusted net interest income (W)	$1,754	$1,744	$1,758	$2,081	$2,063	$7,337	$7,810
Average Card Member loans (billions)	$58.6	$57.8	$59.3	$69.3	$71.1	$61.6	$69.4
Net interest income divided by average Card Member loans (Q)(X)	11.5%	11.6%	11.5%	12.0%	11.4%	11.6%	11.1%
Net interest yield on average Card Member loans (Q)(Y)	11.9%	12.0%	11.9%	12.1%	11.5%	11.9%	11.3%

Global Commercial Services
Net interest income (Q)	$208	$212	$248	$299	$246	$967	$866
Exclude:
Interest expense not attributable to our Card Member loan portfolio (Q)(U)	103	111	119	145	183	478	772
Interest income not attributable to our Card Member loan portfolio (V)	(25)	(34)	(47)	(64)	(58)	(170)	(222)
Adjusted net interest income (W)	$286	$289	$320	$380	$371	$1,275	$1,416
Average Card Member loans (billions)	$12.6	$12.1	$12.8	$14.2	$14.1	$13.0	$13.4
Net interest income divided by average Card Member loans (Q)(X)	6.6%	7.0%	7.8%	8.4%	7.0%	7.4%	6.5%
Net interest yield on average Card Member loans (Q)(Y)	9.0%	9.5%	10.0%	10.8%	10.4%	9.8%	10.6%

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Appendix III
Card Member Receivables Net Write-offs Components
(Billions, except percentages and where indicated)

	Q4'20	Q3'20	Q2'20	Q1'20	Q4'19	YOY % change	YTD'20	YTD'19	YOY % change
Worldwide Card Member receivables
Net write-offs (millions)
Net write-offs (principal and fees) (L)	$105	$219	$299	$258	$243	(57)	$881	$900	(2)
Less: Net write-offs (principal and fees) - GCP (L)(O)	18	60	105	43	37	(51)	226	147	54
Net write-offs (principal and fees) - GCSG and GSBS (L)	$87	$159	$194	$215	$206	(58)	$655	$753	(13)
Less: Net write-offs (fees only) - GCSG and GSBS (L)	10	15	18	19	18	(44)	62	70	(11)
Net write-offs (principal only) - GCSG and GSBS (L)	$77	$144	$176	$196	$188	(59)	$593	$683	(13)

Average Card Member receivables
Global Consumer Services Group (GCSG)	$17.3	$15.8	$14.0	$19.8	$21.3	(19)	$16.9	$20.6	(18)
Global Small Business Services (GSBS)	14.4	13.8	13.7	16.8	17.6	(18)	14.8	17.2	(14)
Average receivables (GCSG and GSBS)	$31.7	$29.6	$27.7	$36.6	$38.9	(19)	$31.7	$37.8	(16)
GCP	10.7	9.9	10.5	16.6	18.3	(42)	12.2	18.6	(34)
Total average receivables	$42.4	$39.5	$38.2	$53.2	$57.2	(26)	$43.9	$56.4	(22)

Net write-off rate (principal and fees) (L)	1.0%	2.2%	3.1%	1.9%	1.7%		2.0%	1.6%
Net write-off rate (principal and fees) - GCSG and GSBS (L)	1.1%	2.2%	2.8%	2.3%	2.1%		2.1%	2.0%
Net write-off rate (principal only) - GCSG and GSBS (L)	1.0%	2.0%	2.5%	2.1%	1.9%		1.9%	1.8%

See Appendix IV for footnote references.

Appendix IV	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Represents net income, less (i) earnings allocated to participating share awards of $9 million, $7 million, $2 million, $2 million and $12 million in Q4'20, Q3'20, Q2'20, Q1'20 and Q4'19, respectively; and (ii) dividends on preferred shares of $14 million, $16 million, $17 million, $32 million and $20 million in Q4'20, Q3'20, Q2'20, Q1'20 and Q4'19, respectively.
(B)	Effective December 31, 2020, we reclassified restricted cash from Other Assets to Cash and cash equivalents on the Consolidated Balance Sheets. Prior period amounts have been revised to conform to the current period presentation.
(C)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses (including merchant financing loans and Paycheck Protection Program (PPP)), Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(D)	Return on average equity and return on average common equity are calculated by dividing one-year period of net income by one-year average of total shareholders' equity, and one-year period of net income attributable to common shareholders by one-year average of common shareholders' equity, respectively. Refer to Appendix I for components of return on average equity and return on average common equity.
(E)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(F)	Billed business represents transaction volumes (including cash advances) on cards and other payment products issued by American Express (proprietary billed business) and cards issued under network partnership agreements with banks and other institutions, including joint ventures (GNS billed business). In-store spending activity within GNS retail cobrand portfolios, from which we earn no revenue, is not included in billed business. Billed business is reported as United States or outside the United States based on the location of the issuer. Billed business, together with the average discount rate, drive our discount revenue.
(G)	Cards-in-force represents the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, including joint ventures (GNS cards-in-force) except for GNS retail cobrand cards that have no out of store spend activity during the prior 12 months. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(H)	Average discount rate calculation is generally designed to reflect the average pricing at all merchants accepting American Express cards and represents the percentage of proprietary and GNS billed business retained by us from merchants we acquire, or from merchants acquired by third parties on our behalf, net of amounts retained by such third parties. The average discount rate, together with billed business, drive our discount revenue.
(I)	Average fee per card is computed based on proprietary net card fees divided by average proprietary total cards-in-force.
(J)	The January 1, 2020, balance includes an increase of $1,643 million and a decrease of $493 million to the beginning reserve balances for Card Member loans and receivables, respectively, related to the adoption of the CECL (Current Expected Credit Losses) methodology.
(K)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(L)	We present a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, as our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses, a net write-off rate including principal, interest and/or fees is also presented. We believe the net write-off rate, excluding GCP net write-offs, a non-GAAP measure, is useful to show the write-off rate based on principal losses only for the Card Member receivables portfolios for which data is available (i.e., Global Consumer and Global Small Business Services). See Appendix III for a reconciliation.
(M)	Beginning in the first quarter of 2020 we have offered Customer Pandemic Relief programs to provide short-term support for customers impacted by COVID-19. These programs are no longer widely available and negligible balances remained in the programs as of both September 30, 2020 and December 31, 2020. Delinquency status is generally frozen at enrollment, and loans that are current at enrollment do not age, regardless of whether payment is made. Upon exiting the program, delinquency aging resumes where it had left off at enrollment.
(N)	See Appendix II for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans (refer to Footnotes "X" and "Y").
(O)	GCP reflects global, large and middle market corporate accounts. GCP delinquency data for periods other than 90+ days past billing and the net write-off rate based on principal losses only are not available due to system constraints.
(P)	Effective Q1'20, results reflect enhancements to our transfer pricing methodology related to the sharing of revenues among our card issuing, network and merchant businesses. Prior period amounts have been revised to conform to the current period presentation.
(Q)	Effective Q1'20, results reflect enhancements to our methodology related to the allocation of certain funding costs primarily related to our Card Member loan and Card Member receivable portfolios. Prior period amounts have been revised to conform to the current period presentation.
(R)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes the foreign exchange rates used to determine results for Q4'20 apply to the period(s) against which such results are being compared).
(S)	Based on billed business from merchants we acquire or merchants acquired by third parties on our behalf (e.g. OptBlue merchants).
(T)	FX-adjusted T&E and Non-T&E historical results are not available due to system limitations.
(U)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(V)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.
(W)	Adjusted net interest income is a non-GAAP measure that represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. We believe adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.
(X)	Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.
(Y)	Net interest yield on average Card Member loans is a non-GAAP measure that is computed by dividing adjusted net interest income by average Card Member loans, computed on an annualized basis. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. We believe that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of our Card Member loan portfolio.